© 2011 Coinstar, Inc. All Rights Reserved Investor Update February 3, 2011 Exhibit 99.2

This presentation contains statements considered forward-looking for purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by these forward-looking statements as a result of various factors, including those discussed in our most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission. Coinstar, Inc. assumes no obligation and does not intend to update these forward-looking statements.
Safe Harbor for Forward-Looking Statements

© 2011 Coinstar, Inc. All Rights Reserved. These materials may not be reproduced, altered or distributed without the express written consent of Coinstar, Inc.

3 3
*Adjusted EBITDA from continuing operations is defined as earnings before net interest expense, income taxes, depreciation, amortization and certain other non-cash charges including the write-off from early retirement of debt, and share-based expenses from continuing operations.
** Free cash flow from continuing operations is defined as net cash provided by operating activities from continuing operations after cash paid for capital expenditures from continuing operations.
2011 Full Year –
Revenue by Segment (in millions)
DVD $1,420 - $1,555
Coin $280 - $290
New Business $0 - $5
Total $1,700 - $1,850
2011 Full Year – Other
Adjusted EBITDA from continuing
operations* (in millions)
$325 - $355
EPS from continuing operations $2.60 - $3.10
Shares Outstanding (in millions)
33.1 - 33.3
Estimated Effective Tax Rate 39%
Free Cash Flow from continuing
operations**  (in millions)
$115 - $140
2011 Q1 Guidance
Revenue (in millions)
$400 - $420
Adjusted EBITDA from continuing
operations* (in millions)
$50 - $56
EPS from continuing operations $0.15 - $0.25
2011 Full Year Capital Expenditures
from Continuing Operations (in millions)
DVD $125 - $140
Coin – New $8 - $10
Coin – Maintenance $10 - $12
Corporate/Other $20 - $23
Total $163 - $185
2011 Full Year – Installations, net
DVD Kiosks 5,000 - 6,000
Coin Kiosks 0
2011 Full Year and Q1 Guidance
As of Feb. 3, 2011
© 2011 Coinstar, Inc. All Rights Reserved. These materials may not be reproduced, altered or distributed without the express written consent of Coinstar, Inc.

Consolidated Revenue
As of Dec. 31, 2010
© 2011 Coinstar, Inc. All Rights Reserved. These materials may not be reproduced, altered or distributed without the express written consent of Coinstar, Inc.

Revenue
(in millions)
$1,436

Q1 Q2 Q3 Q4 YTD
2010 $  15,995 $  26,466 $  26,986 $  24,205 $    93,652
2009 $  22,237 $  25,786 $  26,919 $  26,659 $  101,601
2008 $  24,633 $  26,131 $  27,468 $  26,163 $  104,395
© 2011 Coinstar, Inc. All Rights Reserved. These materials may not be reproduced, altered or distributed without the express written consent of Coinstar, Inc.

Segment Information (in thousands)
As of Dec. 31, 2010
DVD
Q1 Q2 Q3 Q4 YTD
Coin
2010 $  44,429 $  39,049 $  53,677 $  55,408 $ 192,563
2009 $  20,850 $  24,157 $  27,441 $  29,460 $ 101,908
2008 $    8,258 $  10,533 $  12,779 $  18,599 $   50,169
Operating Profit:
2010 $ 59,993 $ 70,427 $ 74,717 $ 71,174 $ 276,311
2009 $ 58,056 $ 64,919 $ 69,640 $ 66,497 $ 259,112
2008 $ 59,329 $ 64,585 $ 71,104 $ 66,608 $ 261,626
2007 $ 54,915 $ 62,523 $ 67,513 $ 66,363 $ 251,314
2006 $ 50,683 $ 57,408 $ 61,610 $ 61,260 $ 230,961
DVD (from acquisition date)
Q1 Q2 Q3 Q4 YTD
Coin
Revenue:
2010 $ 263,129 $ 271,929 $ 305,470 $ 319,582 $1,160,110
2009 $ 154,697 $ 188,925 $ 198,085 $ 231,804 $ 773,511
2008 $   60,513 $   89,956 $ 104,192 $ 133,792 $ 388,453
2007 $     2,602 $     3,063 $     1,649 $     2,218 $     9,532
2006 $        281 $        876 $        891 $     2,405 $     4,453
Q1 Q2 Q3 Q4 YTD
2010 $ 10,509 $   7,706 $   7,376 $   7,760 $  33,351
2009 $   6,981 $   7,437 $   7,434 $   7,398 $  29,250
2008 $   6,721 $   6,020 $   6,329 $   6,746 $  25,816
DVD
Q1 Q2 Q3 Q4 YTD
Coin
2010 $ 22,171 $ 23,906 $ 24,006 $ 23,558 $  93,641
2009 $ 13,169 $ 14,738 $ 15,541 $ 17,283 $  60,731
2008 $   5,468 $   7,719 $    8,655 $ 12,332 $  34,174
Q1 Q2 Q3 Q4 YTD
Depreciation, Amortization and Other:

Q1 Q2 Q3 Q4
2010 19,100 19,000 18,900 18,900
2009 18,400 18,400 18,800 19,200
2008 15,500 16,500 17,500 18,400
2007 13,800 14,200 14,500 15,400
2006 13,000 13,100 13,100 13,500
© 2011 Coinstar, Inc. All Rights Reserved. These materials may not be reproduced, altered or distributed without the express written consent of Coinstar, Inc.

Installations and Same Store Sales
As of Dec. 31, 2010
DVD Kiosks
(rounded)
2010 24,800 26,900 28,500 30,200
2009 15,400 17,900 20,600 22,400
2008 7,900 9,600 11,800 13,700
2007 3,000 4,300 5,700 7,000
2006 1,000 1,500 1,700 2,200
Q1 Q2 Q3 Q4
Coin Kiosks  (rounded)
Q1 Q2 Q3 Q4
Coin Kiosk Same Store Sales
2010 0.5% 7.9% 7.9% 10.0%
2009 -5.0% -4.3% -5.4% -5.1%
2008 -0.2% -3.2% -1.8% -5.0%
2007 4.3% 4.4% 3.7% 1.7%
2006 7.8% 7.6% 7.0% 6.2%
Q1 Q2 Q3 Q4
DVD Kiosk Same Store Sales
2010 21.0% 3.5% 17.2% 12.5%
2009 35.0% 33.0% 26.3% 21.0%
2008 37.4% 63.2% 40.6% 64.3%

2010 59.0% 56.4% 59.7% 54.4% 57.3%
2009 59.6% 57.4% 58.1% 54.0% 57.0%
2008 65.2% 63.0% 62.5% 62.2% 62.9%
Q1 Q2 Q3 Q4 YTD
Q1 Q2 Q3 Q4 YTD
2010 $ 31,517 $ 52,822 $ 48,135 $ 38,373 $ 170,847
2009 $ 34,987 $ 38,288 $ 28,647 $ 46,545 $ 148,467
2008 $ 28,182 $ 34,653 $ 47,692 $ 33,525 $ 144,052
2007 $   7,495 $ 11,926 $ 15,375 $ 15,047 $   49,843
2006 $   1,725 $   4,159 $   3,727 $ 13,197 $   22,808
© 2011 Coinstar, Inc. All Rights Reserved. These materials may not be reproduced, altered or distributed without the express written consent of Coinstar, Inc.

Other Information
As of Dec. 31, 2010
DVD Gross Margin
Consolidated Capital Expenditures for Continuing Operations (in thousands)

Top 5 Customers* – DVD and Coin Lines of Business
and Consolidated Company
As of Dec. 31, 2010

*  As measured by revenue
** All Walmart related companies, including Sam’s Club and ASDA.
DVD
• Walmart**
• Walgreens
• Kroger
• McDonald’s
• 7-Eleven
Coin
• Walmart **
• Kroger
• Supervalu
• Delhaize
• Ahold
All LOBs
• Walmart**
• Walgreens
• Kroger
• Supervalu
• McDonald’s
© 2011 Coinstar, Inc. All Rights Reserved. These materials may not be reproduced, altered or distributed without the express written consent of Coinstar, Inc.